UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 20, 2021

Name of Registrant, State of Incorporation, Address of Principal Executive Offices, Telephone Number, Commission File Number, IRS Employer Identification Number

ALLIANT ENERGY CORPORATION
(a Wisconsin Corporation)
4902 N. Biltmore Lane
Madison, Wisconsin 53718
Telephone (608) 458-3311
Commission File Number - 1-9894
IRS Employer Identification Number - 39-1380265

INTERSTATE POWER & LIGHT COMPANY
(an Iowa corporation)
Alliant Energy Tower
Cedar Rapids, Iowa 52401
Telephone (319) 786-4411
Commission File Number - 1-4117
IRS Employer Identification Number - 42-0331370

This combined Form 8-K is separately filed by Alliant Energy Corporation and Interstate Power and Light Company.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Alliant Energy Corporation, Common Stock, $0.01 Par Value, Trading Symbol LNT, Nasdaq Global Select Market
Interstate Power and Light Company, 5.100% Series D Cumulative Perpetual Preferred Stock, $0.01 Par Value, Trading Symbol IPLDP, Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Alliant Energy Corporation - Emerging growth company ☐
Interstate Power and Light Company - Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Alliant Energy Corporation ☐
Interstate Power and Light Company ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

The final results of voting on each of the matters submitted to a vote of shareowners during the annual meeting of shareowners of Alliant Energy Corporation (“AEC”) on May 20, 2021 are as follows.

1.Election of directors. Each nominee for director was elected for terms expiring in 2024 by the following vote:

	For	Withheld	Broker Non-Votes
Roger K. Newport	185,675,093	2,876,017	25,729,709
Dean C. Oestreich	181,051,247	7,499,863	25,729,709
Carol P. Sanders	173,783,992	14,767,118	25,729,709

2.Approve, on an advisory, non-binding basis, the compensation of our named executive officers. This matter was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
179,845,975	7,214,916	1,490,219	25,729,709

3.Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2021. This matter was approved by the following vote:

For	Against	Abstain
210,616,761	3,052,873	611,185

4.Shareowner Proposal Regarding a Report on the Costs and Benefits of Alliant Energy’s Voluntary Climate-Related Activities. This matter was rejected by the following vote:

For	Against	Abstain	Broker Non-Votes
7,163,007	179,158,093	2,230,010	25,729,709

The final results of voting on each of the matters submitted to a vote of shareowners of Interstate Power and Light Company (“IPL”) for action by written consent on May 20, 2021 in lieu of an annual meeting of shareowners are as follows. The Company voted all of the 13,370,788 outstanding shares of common stock of IPL (representing all of the shares outstanding and entitled to vote) in favor of and approved (1) the election of Roger K. Newport, Dean C. Oestreich and Carol P. Sanders as directors of IPL for terms expiring in 2024 and (2) the ratification of the appointment of Deloitte & Touche LLP as IPL’s independent registered public accounting firm for 2021. There were no votes withheld, abstentions or broker non-votes with respect to these matters.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Alliant Energy Corporation and Interstate Power and Light Company have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANT ENERGY CORPORATION

Date: May 24, 2021	By:/s/ James H. Gallegos
James H. Gallegos
Executive Vice President, General Counsel & Corporate Secretary

INTERSTATE POWER AND LIGHT COMPANY

Date: May 24, 2021	By:/s/ James H. Gallegos
James H. Gallegos
Executive Vice President, General Counsel & Corporate Secretary